                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.







                                       /s/ Donald J. Robinson
                                           Donald J. Robinson


Dated:  September 30, 1996












00250184.AP1

                        POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr. and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ John D. Carifa
                                           John D. Carifa


Dated:  September 30, 1996











00250184.AP1

                        POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr. and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Alberta Arthurs
                                           Alberta Arthurs


Dated:  September 30, 1996











00250184.AP1

                        POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr. and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Ruth Block
                                           Ruth Block


Dated:  September 30, 1996











00250184.AP1

                        POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr. and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Richard W. Couper
                                           Richard W. Couper


Dated:  September 30, 1996











00250184.AP1

                        POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr. and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of The Alliance Portfolios and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Brenton W. Harries
                                           Brenton W. Harries


Dated:  September 30, 1996











00250184.AP1